                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):

                                  JUNE 10, 1999
                                  -------------

                          MACK-CALI REALTY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                    MARYLAND
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


      1-13274                                                   22-3305147
----------------------                                      -------------------
 (Commission File No.)                                       (I.R.S. Employer
                                                            Identification No.)


                  11 COMMERCE DRIVE, CRANFORD, NEW JERSEY 07016
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (908) 272-8000
                                 ---------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On May 19, 1999, the Board of Directors of Mack-Cali Realty Corporation (the "Company") resolved to restate its charter and to file such Restated Charter with the State Department of Assessments and Taxation of the State of Maryland, which Restated Charter was so filed on June 11, 1999. On June 10, 1999, the Board of Directors of the Company amended and restated the Company's Bylaws to incorporate recent Maryland legislation and for other general corporate purposes. Also on such date, the Board of Directors of the Company elected to subject the Company to the provisions of Section 3-804 of the Maryland General Corporation Law.

         In connection with the foregoing, the Company hereby files the documents listed below:


         Exhibit        Document
         -------        --------
         3.1            Restated Charter of Mack-Cali Realty
                        Corporation dated June 10, 1999,
                        together with Articles Supplementary
                        thereto.

         3.2 Amended and Restated Bylaws of the Corporation adopted June 10, 1999.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MACK-CALI REALTY CORPORATION


Date:  June 17, 1999              By: /s/ Roger W. Thomas
                                     ------------------------------------------
                                     Roger W. Thomas
                                     Executive Vice President, General Counsel
                                     and Secretary

                                  EXHIBIT INDEX


         Exhibit        Document
         -------        --------
         3.1            Restated Charter of Mack-Cali Realty
                        Corporation dated June 10, 1999,
                        together with Articles Supplementary
                        thereto.

         3.2 Amended and Restated Bylaws of the Corporation adopted June 10, 1999.
